UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2005
EATON CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-1396	34-0196300

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Eaton Center Cleveland, Ohio		44114

(Address of principal executive offices)		(Zip Code)
(216) 523-5000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 6, 2005, Eaton Corporation (the “Company”) entered into a definitive agreement (the “Agreement”) with PerkinElmer, Inc. (the “Seller”) to purchase the Seller’s aerospace division for a consideration of $333 million. The Agreement contains customary provisions for transactions of this size and nature, including conditions to closing that require governmental approvals. The transaction is expected to close later in 2005. Based in Beltsville, Maryland, the Seller’s Aerospace division had sales of $150 million and earnings before interest, depreciation and taxes of $35 million for the 12 months ended June 30, 2005.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION
Date: October 12, 2005	/s/ R. H. Fearon R. H. Fearon Executive Vice President - Chief Financial and Planning Officer